Exhibit 10.2

AMENDMENT TO AGREEMENT

This Amendment to Agreement (this “Amendment”) amends that certain Agreement (the “Agreement”), dated as of March 6, 2009, by and between Michaels Stores, Inc. (the “Company”) and John B. Menzer (the “Executive”), and is entered into as of the 2nd day of June, 2009.

WHEREAS, the Company and the Executive wish to amend the Agreement as set forth herein in order to reflect the modified agreement between the Company and the Executive regarding the Executive’s restricted stock award and option grant;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions set forth herein, the Company and the Executive hereby agree as follows:

1.     Section 4(f) of the Agreement is amended to read in its entirety as follows:

“Restricted Stock Grant. As soon as reasonably practicable following the commencement of Executive’s employment with the Company, the Company shall provide Executive with a grant of 500,000 shares of restricted stock pursuant to the form of Restricted Stock Award Agreement attached as Exhibit A.”

2.     Section 4(g) of the Agreement is amended to read in its entirety as follows:

“Option Grant. As soon as reasonably practicable following the commencement of Executive’s employment with the Company, the Company will grant to Executive an option to purchase 2,500,000 shares of common stock pursuant to the Stock Option Agreement attached as Exhibit B.”

3.     Exhibit A-1 and A-2 to the Agreement are hereby deleted in their entirety and replaced with the Restricted Stock Award Agreement attached hereto as Appendix A.

4.     Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the Stock Option Agreement attached hereto as Appendix B.

5.     Except as specifically amended by this Amendment, all existing provisions of the Agreement shall remain in full force and effect

6.     This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

7.     This is a Texas contract and shall be construed and enforced under and be governed in all respects by the laws of the State of Texas, without regard to the conflict of laws principles thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

MICHAELS STORES, INC.		THE EXECUTIVE

/s/ Michael J. Veitenheimer		/s/ John B. Menzer
By:	Michael J. Veitenheimer	John B. Menzer
Title:	Senior Vice President, General Counsel and Secretary

Appendix A

Restricted Stock Award Agreement

Appendix B

Stock Option Agreement